UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  October 7, 2021

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number			IRS Employer Identification No.

1-11459	PPL Corporation			23-2758192
(Exact name of Registrant as specified in its charter)
Pennsylvania
Two North Ninth Street
	Allentown,	PA	18101-1179
	(610)	774-5151

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol:	Name of each exchange on which registered
Common Stock of PPL Corporation	PPL	New York Stock Exchange

Junior Subordinated Notes of PPL Capital Funding, Inc.
2007 Series A due 2067	PPL/67	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Election of Director

On October 7, 2021, the Board of Directors ("Board") of PPL Corporation ("PPL" or the "Company") elected Heather B. Redman a director of the Company, effective October 11, 2021.

Ms. Redman has served as a Managing Partner of Flying Fish Partners since 2016. Flying Fish Partners is a venture capital firm investing in early stage artificial intelligence and machine learning startups, including energy-related applications. From 2014 to 2017 Ms. Redman served as the Vice President of Business Operations of Indix Corporation, a big data artificial intelligence firm. From 2001 to 2014, she served as Principal and Senior Vice President of Summit Power Group, leading projects involving utility scale wind and solar clean energy, as well as new natural gas plants. In addition, Ms. Redman holds a J.D. with distinction from Stanford Law School. Ms. Redman will serve on the Audit Committee and the Finance Committee of the Board. The Board has determined that Ms. Redman satisfies the requirements for "independence" as set forth in the Company's Independence Guidelines and the applicable rules of the New York Stock Exchange.

As a non-employee director, Ms. Redman will receive the same compensation paid to other non-employee directors of PPL in accordance with the policies and procedures previously approved by the Board for non-employee directors. There were no arrangements or understandings pursuant to which Ms. Redman was elected, nor are there any relationships or related transactions between the Company and Ms. Redman to be disclosed under applicable rules of the Securities and Exchange Commission.

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

On October 11, 2021, the Company issued a press release announcing Ms. Redman’s election. A copy of that press release is furnished as Exhibit 99.1 to this Report.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

	99.1 -	October 11, 2021 press release announcing the election of Heather B. Redman as a director of PPL Corporation.
	104 -	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Marlene C. Beers
Marlene C. Beers Vice President and Controller

Dated:  October 12, 2021